UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) March 12, 2007

                                    CDEX INC.

               (Exact Name of Registrant as Specified in Charter)



           Nevada                  000-49845                52-2336836
--------------------------------------------------------------------------------
  (State or Other Jurisdiction    (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


                 4555 S. Palo Verde, Suite 123 Tucson, AZ 85714
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (520) 745-5172

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Change in Accountant, Financial Statements and Exhibits


Item 4.01 Changes in Registrant's Certifying Accountant.

On March 12, 2007, S.E. Clark & Company, P.C. ("S.E. Clark") was appointed as the independent auditor for CDEX, Inc. (the "Company") commencing with the fiscal year ending October 31, 2007, in connection with the Company's recent consolidation of operations in Tucson, Arizona, which coincided with the resignation of Aronson & Company ("Aronson") as the independent auditors for the Company as of March 12, 2007. The decision to change auditors was approved by the audit committee of the Company's Board of Directors on March 12, 2007.

The report of Aronson on the financial statements for the fiscal years ended October 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for the going concern emphasis paragraph previously reported in the Company's SEC filings.

During the fiscal years ended October 31, 2006 and 2005, there were no disagreements with Aronson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Aronson, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Company.


During the fiscal years ended October 31, 2006 and 2005 and through March 12, 2007, there were no "reportable events" with respect to the Company as that term is described in Item 304(a)(1)(iv) of Regulation S-B.


During the fiscal years ended October 31, 2006 and 2005 and through March 12, 2007, the Company did not consult with S.E. Clark & Company, P.C. with respect to any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.


The Company has provided a copy of this Report to Aronson and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01 and if not, stating the respects in which it does not agree. The letter from Aronson is attached as an exhibit.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

16       Letter re: Change of Certifying Accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           CDEX INC.



Date:   March 15, 2007                     By: /s/ Timothy Shriver
                                               ------------------------
                                               Timothy Shriver
                                               CEO/ President and CFO